Blackstone Mortgage Trust, Inc. Blackstone Mortgage Trust, Inc. Blackstone Mortgage Trust, Inc. First Quarter 2024 Results APRIL 24, 2024

Blackstone |Blackstone Mortgage Trust, Inc. BXMT HIGHLIGHTS Note: The information in this presentation is as of March 31, 2024, unless otherwise stated. Opinions expressed reflect the current opinions of BXMT as of the date appearing in the materials only and are based on BXMT’s opinions of the current market environment, which is subject to change. BXMT’s manager is a subsidiary of Blackstone. (1) Represents Distributable Earnings per share. See Appendix for definition and reconciliation to GAAP net income. (2) Represents Distributable Earnings per share prior to charge-offs. See Appendix for definition and reconciliation to GAAP net income. (3) Reflects ratio of Distributable Earnings per share prior to charge-offs to dividends declared per share for the three months ended March 31, 2024. See Appendix for a reconciliation of Distributable Earnings prior to charge-offs to Distributable Earnings, which covered 53% of the dividend in the same period, and GAAP net income, which was a loss during the same period. 1 ▪ Q1 GAAP EPS of $(0.71) and Distributable EPS(1) of $0.33; Distributable EPS prior to charge-offs(2) of $0.65, excluding realized losses from loan resolutions ▪ Well-positioned to execute on portfolio management and new investment opportunities with a strong balance sheet and substantial liquidity Current Income Dividend supported by cash flow from performing portfolio Balance Sheet Strength Well-structured, match-funded liabilities with substantial liquidity Credit Performance Continued repayment activity and loan performance $0.33 Q1 2024 Distributable EPS(1) $1.7B quarter-end liquidity $1.0B Q1 2024 repayments 105% dividend coverage by Q1 2024 Distributable EPS prior to charge-offs(3) $0 corporate debt maturities until 2026 92% performing loans(a) $0.65 Q1 2024 Distributable EPS prior to charge-offs(2)

Blackstone |Blackstone Mortgage Trust, Inc. FIRST QUARTER RESULTS (1) Represents Distributable Earnings per share. See Appendix for definition and reconciliation to GAAP net income. (2) Represents Distributable Earnings per share prior to charge-offs. See Appendix for definition and reconciliation to GAAP net income. 2 ▪ Q1 GAAP basic loss per share of $(0.71), Distributable Earnings(1) per share of $0.33, and Distributable EPS prior to charge-offs(2) of $0.65 ▪ Book value per share of $23.83 includes $4.40 per share of CECL reserves ▪ Paid Q1 dividend of $0.62 per share, equating to a 13.0% annualized dividend yield(b) Earnings ▪ $21.1B portfolio(a) of 173 senior loans, collateralized by institutional quality real estate and diversified across sectors and markets; weighted-average origination LTV of 63%(c) ▪ Collected $1.0B of repayments in Q1 (56% US office), which exceeded loan fundings of $353M ▪ Resolved four 5-risk rated loans in Q1, including two asset sales, one deed-in-lieu, and one restructuring Portfolio ▪ 92% portfolio performance;(a) multifamily loans are 100% performing ▪ Upgraded 9 loans and downgraded 13 loans in Q1, with a weighted-average risk rating of 3.0 at quarter-end; recorded $174M net increase in CECL reserve ▪ Received over $300M of incremental borrower equity commitments in Q1 and $1.5B over the last twelve months; negotiated $86M of paydowns from loan modifications in Q1 (11% of OPB, on average) Credit ▪ Stable, match-funded financing structures with no capital markets mark-to-market provisions and no corporate debt maturities until 2026 ▪ Maintained strong liquidity of $1.7B; debt-to-equity(d) stable year-over-year at 3.8x ▪ Repurchased $26M of Senior Secured Notes at 88% of par in Q1’24 ($3M realized gain); $60M of total repurchases over the last twelve months have generated $8M of realized gains Capitalization and Liquidity

Blackstone |Blackstone Mortgage Trust, Inc. $23.83 $4.40 3/31/2024 EARNINGS 3 ▪ Q1 Distributable Earnings(1) were impacted by realized credit losses from impaired loan resolutions; Distributable Earnings prior to charge-offs(2) support the dividend ▪ Book value per share of $23.83 includes $4.40 per share of CECL reserves Earnings Per Share $0.33 $0.65 Distributable EPS Distributable EPS prior to charge-offs (2) (1) $0.62 Dividend Book Value and CECL Reserves ($ per share) CECL Reserves Book Value GAAP EPS $(0.71) (1) Represents Distributable Earnings per share. See Appendix for definition and reconciliation to GAAP net income. (2) Represents Distributable Earnings per share prior to charge-offs. See Appendix for definition and reconciliation to GAAP net income.

Blackstone |Blackstone Mortgage Trust, Inc. PORTFOLIO 4 ▪ Well-diversified portfolio of 173 senior loans, secured by institutional-quality assets across sectors and markets Collateral Diversification(a)(f) AU, 6% ES, 5% IE, 6% UK, 15% SE, 2% DEU, 1% Geographic Footprint(a)(e) DC, 1% TX, 6% NY, 15% NV, 2% MA, 2% IL, 3% GA, 2% FL, 7% CA, 12% VA, 2% AZ, 2% CO, 1% NC, 1% WA, 1% Sunbelt 24% Northeast 20% West 13% Midwest 4% Northwest 2% UK 15% Other Europe 16% Australia 6% Multifamily 27% US Office 26%Non-US Office 10% Hospitality 18% Industrial 10% Retail 3% Life Sciences / Studio 2% Other Property 4%

Blackstone |Blackstone Mortgage Trust, Inc. PORTFOLIO 5 ▪ $1.0B of repayments in Q1 (56% in office), reflecting continued liquidity for BXMT collateral assets ▪ Stable weighted-average risk rating of 3.0, with multifamily loans 100% performing Q1 Repayment Activity $1.0B Q1 2024 repayments Weighted-Average Risk Rating(a) 3.52.7 3.1 2.7 3.0 Multifamily US Office Non-US Office Hospitality Other Total Portfolio RR 1 RR 2 RR 3 RR 4 RR 5 3.0 Net Loan Exposure $5.8B $5.5B $2.0B $3.7B $4.1B $21.1B US Office 56% Retail 10% Multifamily 7% Hospitality 6% Industrial 3% Other Property 18%

Blackstone |Blackstone Mortgage Trust, Inc. $175 $163 $418 $603 12/31/2023 3/31/2024 General Reserves Asset-Specific Reserves CREDIT 6 ▪ Portfolio stable at 92% performing,(a) with non-performance concentrated in US office assets ▪ $766M of CECL reserves reflected in Q1 book value; asset-specific CECL reserves represent 25% of impaired loan cost basis, implying collateral value declines of over 50%, on average CECL Reserves ($ in millions) $592 $766 25% of 5-risk rated loans Portfolio Performance(a) 93% 92% 12/31/2023 3/31/2024

Blackstone |Blackstone Mortgage Trust, Inc. CAPITALIZATION 7 ▪ Maintained stable leverage and strong liquidity while repaying $1.8B(g) of financing over the last 12 months ▪ Well-structured balance sheet positioned to withstand volatility, with no capital markets mark-to-market provisions, limited credit mark-to-market, and no corporate debt maturities until 2026 Debt to Equity & Liquidity Corporate Debt Maturities(h) ($ in millions) 3.5x 3.2x 3.8x 3.8x $1.6B $1.7B 3/31/2023 3/31/2024 Debt-to-Equity Ratio Debt-to-Equity Ratio, Adj. Liquidity (d) (1) $1,303 $772 $300 $340 2024 2025 2026 2027 2028 2029 Term Loan B Convertible Notes Senior Secured Notes (1) Represents adjusted debt-to-equity ratio, which is the ratio of (i) total outstanding secured debt, asset-specific debt, term loans, senior secured notes, and convertible notes, in each case excluding unamortized deferred financing costs and discounts, less cash, to (ii) Adjusted Equity. See Appendix for definition of Adjusted Equity and reconciliation to GAAP total equity.

Blackstone |Blackstone Mortgage Trust, Inc. II. Appendix 8

APPENDIX

Portfolio Details

($ in millions)

	Loan Type	Origination Date[i]	Total Loan[j]	Principal Balance[j]	Net Book Value	Cash Coupon[k]	All-in Yield[k]	Maximum Maturity[l]	Location	Property Type	Loan Per sf/ Unit/Key	Origination LTV[c]
Loan 1	Senior Loan	4/9/2018	$1,487	$1,183	$1,182	+4.27%	+4.44%	6/9/2025	New York	Office	$417/sf	48%
Loan 2	Senior Loan	8/14/2019	1,059	985	982	+3.06%	+3.72%	12/23/2024	Dublin - IE	Mixed-Use	$327/sf	74%
Loan 3	Senior Loan	6/24/2022	863	863	857	+4.75%	+5.07%	6/21/2029	Diversified - AU	Hospitality	$393/sf	59%
Loan 4	Senior Loan	3/22/2018	584	584	584	+3.25%	+3.31%	3/15/2026	Diversified - Spain	Mixed-Use	N/A	71%
Loan 5	Senior Loan	7/23/2021	480	463	461	+3.60%	+4.04%	8/9/2027	New York	Multi	$621,903/unit	58%
Loan 6	Senior Loan	03/30/2021	448	448	446	+3.20%	+3.41%	5/15/2026	Diversified - SE	Industrial	$86/sf	76%
Loan 7	Senior Loan[j]	11/22/2019	470	398	79	+3.77%	+4.03%	12/9/2025	Los Angeles	Office	$730/sf	69%
Loan 8	Senior Loan	12/9/2021	385	371	370	+2.76%	+3.00%	12/9/2026	New York	Mixed-Use	$128/sf	50%
Loan 9	Senior Loan	9/23/2019	375	352	351	+3.00%	+3.27%	8/16/2024	Diversified - Spain	Hospitality	$127,557/key	62%
Loan 10	Senior Loan	4/11/2018	345	340	340	+2.25%	+2.28%	5/1/2025	New York	Office	$431/sf	71%
Loan 11	Senior Loan	7/15/2021	310	301	299	+4.25%	+4.75%	7/16/2026	Diversified - EUR	Hospitality	$229,765/key	53%
Loan 12	Senior Loan	5/6/2022	298	298	296	+3.50%	+3.79%	5/6/2027	Diversified - UK	Industrial	$94/sf	53%
Loan 13	Senior Loan	12/11/2018	356	296	298	+1.75%	+1.76%	12/9/2026	Chicago	Office	$251/sf	78%
Loan 14	Senior Loan	9/29/2021	312	295	294	+2.81%	+3.03%	10/9/2026	Washington, DC	Office	$384/sf	66%
Loan 15	Senior Loan	3/25/2022	294	294	293	+4.50%	+4.86%	3/25/2027	Diversified - UK	Hospitality	$129,402/key	65%
Loans 16 – 173	Senior Loans[j]	Various	18,316	16,489	16,057	+3.21%	+3.52%	Various	Various	Various	Various	64%
CECL reserve					(751)							
Total/Wtd. avg.			**$26,382**	**$23,960**	**$22,438**	**+3.33%**	**+3.66%**	**2.3 yrs**				**63%**

Blackstone Mortgage Trust, Inc.

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Blackstone |Blackstone Mortgage Trust, Inc. APPENDIX 10 Consolidated Balance Sheets ($ in thousands, except per share data) March 31, 2024 December 31, 2023 Assets Cash and cash equivalents $413,986 $350,014 Loans receivable 23,189,312 23,787,012 Current expected credit loss reserve (751,370) (576,936) Loans receivable, net $22,437,942 $23,210,076 Real estate owned, net 60,203 — Other assets 353,732 476,088 Total assets $23,265,863 $24,036,178 Liabilities and equity Secured debt, net $12,387,289 $12,683,095 Securitized debt obligations, net 2,328,073 2,505,417 Asset-specific debt, net 1,061,380 1,000,210 Loan participations sold, net 334,909 337,179 Term loans, net 2,098,415 2,101,632 Senior secured notes, net 337,083 362,763 Convertible notes, net 296,166 295,847 Other liabilities 257,961 362,531 Total Liabilities $19,101,276 $19,648,674 Commitments and contingencies — — Equity Class A common stock, $0.01 par value $1,736 $1,732 Additional paid-in capital 5,515,820 5,507,459 Accumulated other comprehensive income 9,870 9,454 Accumulated deficit (1,382,673) (1,150,934) Total Blackstone Mortgage Trust, Inc. stockholders’ equity $4,144,753 $4,367,711 Non-controlling interests 19,834 19,793 Total equity $4,164,587 $4,387,504 Total liabilities and equity $23,265,863 $24,036,178

Blackstone |Blackstone Mortgage Trust, Inc. APPENDIX 11 Consolidated Statements of Operations ($ in thousands, except per share data) 2024 2023 Income from loans and other investments Interest and related income $486,122 $491,384 Less: Interest and related expenses 343,730 317,197 Income from loans and other investments, net $142,392 $174,187 Other expenses Management and incentive fees $18,927 $31,050 General and administrative expenses 13,728 12,865 Total other expenses $32,655 $43,915 Increase in current expected credit loss reserve (234,868) (9,823) Gain on extinguishment of debt 2,963 — (Loss) income before income taxes ($122,168) $120,449 Income tax provision 1,002 1,893 Net (loss) income ($123,170) $118,556 Net income attributable to non-controlling interests (668) (799) Net (loss) income attributable to Blackstone Mortgage Trust, Inc. ($123,838) $117,757 Per share information (basic) Net (loss) income per share of common stock, basic ($0.71) $0.68 Weighted-average shares of common stock outstanding, basic 174,041,630 172,598,349 Per share information (diluted) Net (loss) income per share of common stock, diluted ($0.71) $0.67 Weighted-average shares of common stock outstanding, diluted 174,041,630 180,869,409 Three Months Ended March 31,

Blackstone |Blackstone Mortgage Trust, Inc. APPENDIX 12 Quarterly Per Share Calculations (in thousands, except per share data) Three Months Ended March 31, 2024 Three Months Ended December 31, 2023 Net loss(m) ($123,838) ($2,376) Charge-offs of CECL reserves (n) (61,013) – Increase in CECL reserves 234,868 115,261 Non-cash compensation expense 8,112 7,729 Realized hedging and foreign currency gain (loss), net(o) 111 (1,557) Adjustments attributable to non-controlling interests, net (35) (83) Other items (7) 8 Distributable Earnings $58,198 $118,982 Charge-offs of CECL reserves (n) 61,013 – Incentive fee related to charge-offs of CECL reserves (p) (6,272) – Distributable Earnings prior to charge-offs $112,939 $118,982 Weighted-average shares outstanding, basic(q) 174,042 172,824 Distributable Earnings per share, basic $0.33 $0.69 Distributable Earnings per share, basic, prior to charge-offs $0.65 $0.69 March 31, 2024 December 31, 2023 Stockholders’ equity $4,144,753 $4,367,711 Shares Class A common stock 173,582 173,210 Deferred stock units 370 359 Total outstanding 173,952 173,569 Book value per share $23.83 $25.16 Three Months Ended March 31, 2024 Three Months Ended December 31, 2023 Net loss(m) ($123,838) ($2,376) Weighted-average shares outstanding, basic 174,042 172,824 Per share amount, basic ($0.71) ($0.01) Diluted earnings ($123,838) ($2,376) Weighted-average shares outstanding, diluted 174,042 172,824 Per share amount, diluted ($0.71) ($0.01) Distributable Earnings Reconciliation Book Value per Share Earnings (Loss) per Share

Blackstone |Blackstone Mortgage Trust, Inc. APPENDIX 13 Reconciliation of Adjusted Equity ($ in thousands) March 31, 2024 March 31, 2023 Total equity $4,164,587 $4,560,699 Add back: aggregate CECL reserves 766,162 352,340 Adjusted Equity $4,930,749 $4,913,039

Blackstone |Blackstone Mortgage Trust, Inc. DEFINITIONS 14 Distributable Earnings: Blackstone Mortgage Trust, Inc. (“BXMT”) discloses Distributable Earnings in this presentation. Distributable Earnings is a financial measure that is calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Distributable Earnings is a non-GAAP measure, which is defined as GAAP net income (loss), including realized gains and losses not otherwise recognized in current period GAAP net income (loss), and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) unrealized gains (losses), and (iv) certain non-cash items. Distributable Earnings may also be adjusted from time to time to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges as determined by BXMT’s manager, subject to approval by a majority of its independent directors. Distributable Earnings mirrors the terms of BXMT’s management agreement between BXMT’s Manager and BXMT, for purposes of calculating its incentive fee expense. BXMT’s CECL reserves have been excluded from Distributable Earnings consistent with other unrealized gains (losses) pursuant to its existing policy for reporting Distributable Earnings. BXMT expects to only recognize such potential credit losses in Distributable Earnings if and when such amounts are realized and deemed non-recoverable upon a realization event. This is generally at the time a loan is repaid, or in the case of foreclosure, when the underlying asset is sold, but realization and non-recoverability may also be concluded if, in BXMT’s determination, it is nearly certain that all amounts due will not be collected. The timing of any such credit loss realization in BXMT’s Distributable Earnings may differ materially from the timing of CECL reserves or charge-offs in BXMT’s consolidated financial statements prepared in accordance with GAAP. The realized loss amount reflected in Distributable Earnings will equal the difference between the cash received, or expected to be received, and the book value of the asset, and is reflective of its economic experience as it relates to the ultimate realization of the loan. BXMT believes that Distributable Earnings provides meaningful information to consider in addition to net income (loss) and cash flow from operating activities determined in accordance with GAAP. BXMT believes Distributable Earnings is a useful financial metric for existing and potential future holders of its class A common stock as historically, over time, Distributable Earnings has been a strong indicator of its dividends per share. As a REIT, BXMT generally must distribute annually at least 90% of its net taxable income, subject to certain adjustments, and therefore BXMT believes its dividends are one of the principal reasons stockholders may invest in BXMT’s class A common stock. Distributable Earnings helps BXMT to evaluate its performance excluding the effects of certain transactions and GAAP adjustments that BXMT believes are not necessarily indicative of BXMT’s current loan portfolio and operations and is a performance metric BXMT considers when declaring its dividends. Furthermore, BXMT believes it is useful to present Distributable Earnings prior to charge-offs of CECL reserves to reflect BXMT’s direct operating results and help existing and potential future holders of BXMT’s class A common stock assess the performance of BXMT’s business excluding such charge-offs. BXMT utilizes Distributable Earnings prior to charge-offs of CECL reserves as an additional performance metric to consider when declaring BXMT’s dividends. Distributable Earnings mirrors the terms of BXMT’s Management Agreement for purposes of calculating BXMT’s incentive fee expense. Therefore, Distributable Earnings prior to charge-offs of CECL reserves is calculated net of the incentive fee expense that would have been recognized if such charge-offs had not occurred. Distributable Earnings and Distributable Earnings prior to charge-offs of CECL reserves do not represent net income (loss) or cash generated from operating activities and should not be considered as alternatives to GAAP net income (loss), or indicators of BXMT’s GAAP cash flows from operations, measures of BXMT’s liquidity, or indicators of funds available for BXMT’s cash needs. In addition, BXMT’s methodology for calculating Distributable Earnings and Distributable Earnings prior to charge-offs of CECL reserves may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, BXMT’s reported Distributable Earnings and Distributable Earnings prior to charge-offs of CECL reserves may not be comparable to similar metrics reported by other companies. Adjusted Equity: BXMT discloses Adjusted Equity in this presentation. Adjusted Equity is a financial measure that is calculated and presented on the basis of methodologies other than in accordance with GAAP. Adjusted Equity reflects BXMT’s total equity, excluding the aggregate CECL reserve on loans receivable and unfunded commitments. BXMT believes that Adjusted Equity provides meaningful information to consider in addition to its total equity determined in accordance with GAAP in the context of assessing its debt-to-equity and total leverage ratios. The adjusted debt-to-equity and total leverage ratios are metrics used, in addition to unadjusted debt-to-equity and total leverage ratios, when evaluating BXMT’s capitalization structure, as Adjusted Equity excludes the unrealized impact of BXMT’s CECL reserve, which may vary from quarter-to-quarter as its loan portfolio changes and market and economic conditions evolve. BXMT believes these ratios, and therefore Adjusted Equity, are useful financial metrics for existing and potential future holders of its class A common stock to consider when evaluating how BXMT’s business is capitalized and the relative amount of leverage in its business. Adjusted Equity does not represent BXMT’s total equity and should not be considered as an alternate to GAAP total equity. In addition, BXMT’s methodology for calculating Adjusted Equity may differ from methodologies employed by other companies to calculate the same or similar supplemental measures, and accordingly, BXMT’s reported Adjusted Equity may not be comparable to the Adjusted Equity reported by other companies.

Blackstone |Blackstone Mortgage Trust, Inc. DEFINITIONS 15 Non-Consolidated Senior Interests: Senior interests in loans originated and syndicated to third parties. These non-recourse loan participations, which are excluded from the GAAP balance sheet, constitute additional financing capacity and are included in discussions of the loan portfolio. Net Loan Exposure: Represents loans that are included in BXMT’s consolidated financial statements, net of (i) asset specific debt, (ii) participations sold, (iii) cost-recovery proceeds, and (iv) CECL reserves on its loans receivable.

Blackstone |Blackstone Mortgage Trust, Inc. ENDNOTES 16 a. Based on Net Loan Exposure. See Appendix for definition. b. Dividend yield based on share price of $19.13 as of April 23, 2024. c. Reflects weighted average loan-to-value (“LTV”) as of the date investments were originated or acquired by BXMT excluding any loans that are impaired and any junior participations sold. d. Represents debt-to-equity ratio, which is the ratio of (i) total outstanding secured debt, asset-specific debt, term loans, senior secured notes, and convertible notes, in each case excluding unamortized deferred financing costs and discounts, less cash, to (ii) total equity. e. States and countries comprising less than 1% of total loan portfolio are excluded. f. Assets with multiple components are proportioned into relevant collateral types based on the allocated value of each collateral type. g. Represents repayments during the period on secured debt, asset-specific debt, securitizations, term loans, senior secured notes, and convertible notes, in each case net of borrowings under such financings during the period. h. Excludes 1.0% per annum of scheduled amortization payments under the Term Loan B. i. Date loan was originated or acquired by BXMT. Origination dates are subsequently updated to reflect material loan modifications. j. Certain loans include an aggregate $0.7B of Non-Consolidated Senior Interests which are not included in BXMT’s consolidated financial statements and exclude $100.5M of junior loan interests that BXMT has sold, but that remain included in BXMT’s consolidated financial statements as of March 31, 2024. Total loan includes unfunded commitments. k. The weighted-average cash coupon and all-in yield are expressed as a spread over the relevant floating benchmark rates. Excludes loans accounted for under the cost- recovery method. l. Maximum maturity assumes all extension options are exercised; however, floating rate loans generally may be repaid prior to their final maturity without penalty. m. Represents net loss attributable to Blackstone Mortgage Trust, Inc. n. Represents realized losses related to loan principal amounts deemed non-recoverable during the three months ended March 31, 2024. o. Represents realized gains (losses) on the repatriation of unhedged foreign currency. These amounts were not included in GAAP net loss, but rather as a component of other comprehensive income in our consolidated financial statements. p. Reflects the $6.3M incentive fee expense that would have been incurred if such charge-offs had not occurred. q. The weighted-average shares outstanding, basic, exclude shares issuable from a potential conversion of BXMT’s convertible notes. Consistent with the treatment of other unrealized adjustments to Distributable Earnings, these potentially issuable shares are excluded until a conversion occurs.

Blackstone |Blackstone Mortgage Trust, Inc. FORWARD-LOOKING STATEMENTS & IMPORTANT DISCLOSURE INFORMATION 17 References herein to “Blackstone Mortgage Trust,” “Company,” “we,” “us,” or “our” refer to Blackstone Mortgage Trust, Inc. and its subsidiaries unless the context specifically requires otherwise. Opinions expressed reflect the current opinions of BXMT as of the date appearing in this document only and are based on the BXMT's opinions of the current market environment, which is subject to change. There can be no assurances that any of the trends described herein will continue or will not reverse. Past events and trends do not imply, predict or guarantee, and are not necessarily indicative of, future events or results. This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect BXMT’s current views with respect to, among other things, its operations and financial performance, its business plans and the impact of the current macroeconomic environment, including interest rate changes. You can identify these forward-looking statements by the use of words such as “outlook,” “objective,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. BXMT believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission (“SEC”) which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. BXMT assumes no obligation to update or supplement forward‐looking statements that become untrue because of subsequent events or circumstances.